VistaShares Robotics Supercycle ETF Trading Symbol: RTOO
Listed on NYSE Arca, Inc.
Summary Prospectus
July 14, 2026
www.vistashares.com/etf/rtoo

Before you invest, you may want to review the VistaShares Robotics Supercycle ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 12, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.vistashares.com/etf/rtoo. You can also get this information at no cost by calling at (844) 875-2288 or by sending an e-mail request to info@vistashares.com.

Investment Objective

The VistaShares Robotics Supercycle ETF seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of global robotics companies (defined below). The Fund’s portfolio securities are selected by the Fund’s sub-adviser, VistaShares Advisors LLC (the “Sub-Adviser”). The Sub-Adviser seeks to invest the Fund’s assets to achieve returns similar to those of the BITA VistaShares Robotics Supercycle Index (the “Index”), which is owned, calculated, administered, and disseminated by BITA GmbH (the “Index Provider”).

The Fund, however, does not replicate the Index, as the Fund’s Sub-Adviser exercises investment discretion in constructing the Fund’s portfolio of global robotics companies and actively selects portfolio holdings using the Index and its methodology as an initial baseline for its securities selection. For example, the Sub-Adviser may buy or sell securities not yet included in or not yet removed from the Index and will engage in such transactions at times other than when the Index is rebalanced or reconstituted. Based on market developments or new information available to the Sub-Adviser regarding existing portfolio securities or emerging global robotics companies (whether positive or negative), it will adjust or re-allocate portfolio holdings in a manner that deviates from the Index. The Fund may sell portfolio holdings of companies that have experienced negative changes in business circumstances or invest in companies that have recently completed an initial public offering (“IPO”) or experienced other events making them potentially attractive investment opportunities – without regard to the Index’s current composition. Accordingly, although the Fund’s returns may often be similar to that of the Index, there may be times when the Fund’s holdings and performance deviate significantly from those of the Index.

The Sub-Adviser defines a “robotics company” as a company that, based upon publicly available revenue data provided by the company through regulatory filings, quarterly earnings reports, company presentations and/or official earnings conference call transcripts, as well as business news reported by third parties that pertains to or analyzes a company’s revenue, derives at least 50% of its revenues from or has at least 50% of its assets invested in or has at least 50% of its assets devoted to the production, development and/or operation of (i) core robotics hardware, components and subsystems, (ii) robotics sensing, perception, localization, compute, connectivity and software stacks, (iii) industrial and manufacturing automation robotics, (iv) logistics, warehousing and autonomous mobile robotics (“AMRs”)/automated guided vehicles (“AGVs”), (v) healthcare, biotech and laboratory robotics, (vi) defense, security and public safety robotics, (vii) consumer, service and commercial robotics, and/or (viii) humanoid and general-purpose robotics platforms and related robotics-enabled services. The Sub-Adviser defines “supercycles” as long-term trends that disrupt current economic models through disruptive technological advancements shaping our world. The Sub-Adviser will evaluate all revenue data for accuracy.

The Sub-Adviser in constructing the Fund’s portfolio, using the Index’s components and weighting as a baseline or starting point, then utilizes both quantitative and fundamental analysis to evaluate the following factors when assessing the purchase or sale of portfolio holdings: (i) revenue exposure to robotics-related activities, products and services; (ii) earnings growth potential; (iii) free cash flow generation; (iv) competitive positioning; (v) valuation metrics; (vi) capital expenditure trends; and (vii) adoption and monetization opportunities within robotics-related market sectors. Portfolio weightings may be adjusted based on revenue growth trends, valuation opportunities, supercycle positioning, earnings revisions, or market conditions. Portfolio positions may be reduced or eliminated when the Sub-Adviser determines valuations become excessive, fundamental outlook deteriorates, competitive position weakens, revenue growth slows materially, or better risk/reward opportunities emerge elsewhere in the robotics company ecosystem.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in robotics companies. The Fund may invest up to 20% of its net assets in companies that are not included in the 80% test noted above. These investments can include equity securities and depositary receipts of issuers that are not Index constituents but that the Sub-Adviser would characterize as emerging robotics companies, based on the Sub-Adviser’s analysis of publicly available business plans and as may be further evidenced by capital expenditures, research and development efforts and business acquisitions. This 20% of the Fund’s portfolio may also be invested in cash or cash equivalents (including money market funds).

The Fund may invest in small-, medium-, and large-capitalization companies. The Fund will invest in foreign securities, including directly in securities listed on foreign exchanges (ordinary shares) and indirectly through American Depositary Receipts (“ADRs”). The Fund may invest in foreign securities that are located in developed and emerging markets. The Fund determines a country’s or market’s classification as a developed or emerging market based on its MSCI designation.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in the industries or groups of related industries that robotics companies operate within, which as of the date of this Prospectus are primarily within the machinery industry.

The BITA VistaShares Robotics Supercycle Index

Index Overview:

The Index is a rules-based composite index that tracks the market performance of companies, listed on global stock exchanges, that derive their revenues from building, enabling, and operating the robotics ecosystem across industrial, healthcare, defense, logistics, consumer, and humanoid robotics. .

Index Universe:

The Index’s initial universe consists of globally listed equity securities from companies involved in at least one of the following categories:

●	Industrial Robotics: Securities within this macro-segment aim to capture the established ecosystem of factory automation, collaborative robotics, and precision manufacturing. Companies in this segment represent the core hardware, sensors, and control systems required to automate physical tasks at scale. The companies included are divided into the following sub-segments:

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Servo Motors & Drives: Companies manufacturing the foundational motion-control hardware, including AC/DC servo motors, servo drives and amplifiers, stepper motors, variable frequency drives, encoders/resolvers, and linear motors.

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Precision Reducers (Industrial): Companies producing the high-precision mechanical gear systems that provide industrial robot joints with high torque and exact positioning. This includes strain-wave gears, cycloidal gearboxes, planetary gearheads, and cross-roller bearings.

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Machine Vision & Sensors: Companies producing sensory input systems utilized for automated quality control, part localization, and robotic guidance. This includes 2D cameras, LiDAR, 3D vision and depth sensors, barcode scanners, optical character recognition readers, proximity sensors, force/torque sensors, and tactile sensors.

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Controllers, PLCs & Factory Automation: Companies designing and supplying the centralized command architecture for automated production. This includes robot controllers, industrial PCs, programmable logic controllers, human-machine interfaces, industrial network modules, as well as robotics software, digital twins, simulation environments, and fleet management systems.

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Connectors, Power & Materials: Companies supplying the mission-critical hardware to reliably power and network industrial robotic systems. This includes industrial connectors, high-density cables, advanced power semiconductors, rare-earth magnets, and essential thermal management components like heat sinks, cooling fans, and thermal interface materials.

○	Cobots, Safety & End-Effectors: Companies providing collaborative robot arms designed to operate safely alongside humans, along with the necessary safety infrastructure and end-effectors.

●	Humanoid Robotics & Advanced Autonomous Systems: Securities within this macro-segment capture the supply chain enabling the next generation of general-purpose, bipedal humanoid robots and highly autonomous edge systems. It focuses on the specialized actuators, high-performance compute, and power systems required for untethered, AI-driven movement. The companies included are divided into the following sub-segments:
○	Linear & Rotary Actuators: Companies producing the specialized, power-dense drive mechanisms responsible for human-like robotic movement. This includes frameless BLDC motors, integrated rotary actuators with embedded reducers, quasi-direct drive actuators, ball screws, roller screws, and series elastic actuators.
○	Humanoid Reducers & Joints: Companies manufacturing ultra-lightweight transmission systems engineered specifically for the form-factor constraints of bipedal robots, including micro-harmonic drives, integrated joint modules, and tendon/cable-driven mechanisms.
○	Edge AI & Embodied Compute: Companies providing the massive onboard computational power required for real-time robotic AI and navigation. This includes AI Systems on a Chip, embedded inference GPUs, neural processing units, tensor cores, transformer accelerators, Systems-on-Modules, and ruggedized edge AI controllers.
○	Batteries & Mobile Power: Companies designing and supplying the energy infrastructure required for untethered operation, including high-discharge lithium-ion/Li-Po battery packs, battery management systems, power distribution boards, mobile DC-DC converters, and integrated motor drives/micro-inverters.
○	Dexterous Manipulation & Perception: Companies providing the specialized sensors required for bipedal balance, spatial awareness, and delicate object manipulation. This includes inertial measurement units, tactile sensor arrays, force-sensitive electronic skin, magnetometers, inertial navigation systems, and miniature sensors.
○	Humanoid OEM & Integration: Companies that design, build, and assemble complete bipedal humanoid platforms, along with the software architectures, APIs, and integration services required to deploy these general-purpose robots into real-world workflows, from warehouses to domestic care.

Index Universe:

The Index’s initial universe is determined by applying, among others, the following criteria:

●	Security Types: Includes ordinary shares and ADRs.

●	Minimum Size: Companies must have a market capitalization of at least USD 200 million.

●	Minimum Liquidity: Securities must have an average daily traded value above USD 300,000 over the past 3 months.

●	Thematic Requirement: Companies must derive at least 50% their revenue from at least one of the categories listed above. The Index Provider evaluates each company’s thematic alignment by analyzing publicly available revenue data from multiple sources. These sources include regulatory filings (such as Annual Reports, 10-Ks, 10-Qs, 20-Fs, 8-Ks), quarterly earnings reports, company presentations, official earnings conference call transcripts, and news.

●	Listed on Eligible Exchanges: Only companies with securities listed on one of the following exchanges: Australian Stock Exchange; Bolsas y Mercados Espanoles; Borsa Italiana; Deutsche Börse; Euronext Amsterdam Stock Exchange; Euronext Brussels; Euronext Irish Stock Exchange; Euronext Lisbon; Euronext Oslo Børs; Euronext Paris Exchange; Hong Kong Stock Exchange; Korea Exchange; London Stock Exchange; Nasdaq Copenhagen; Nasdaq Helsinki; Nasdaq Stock Exchange; Nasdaq Stockholm; New York Stock Exchange; NYSE American; NYSE Arca; Shanghai Stock Exchange; Shenzhen Stock Exchange; Singapore Exchange; SIX Swiss Exchange; Taipei Exchange; Taiwan Stock Exchange; Tel-Aviv Stock Exchange; Tokyo Stock Exchange; Toronto Stock Exchange; TSX Venture Exchange.

●	Free Float Percentage: Securities with a free float percentage (relative to total shares outstanding) below 10% are excluded.

For more information about the types of companies that the Index tracks, see “Additional Information About the Funds” below.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Robotics & Automation Investing Risks. Companies engaged in the design, manufacture, integration, or deployment of robotics and automation systems may be affected by rapid technological evolution, high research and development costs, and competitive pressures from global industrial, semiconductor, and software providers. The robotics and automation industry is sensitive to trends in industrial production, capital-expenditure cycles, supply-chain conditions, and adoption rates of automation technologies across manufacturing, logistics, transportation, and commercial sectors. Hardware and component manufacturers may face risks associated with semiconductor availability, sensor and actuator supply constraints, manufacturing delays, and reliance on specialized materials or precision engineering capabilities. Systems integrators and industrial automation firms may be adversely affected by fluctuations in factory activity, labor market dynamics, and the financial health of industrial end-users. Software and control-system developers may encounter data-security vulnerabilities, interoperability challenges, intellectual-property risks, and rapid shifts in AI, computer-vision, and automation software architecture. Companies deploying autonomous mobility systems or warehouse/logistics automation may be subject to regulatory constraints, safety and liability considerations, and varying regional standards governing autonomous technologies. These combined factors may cause companies in the robotics and automation industry to experience periods of significant volatility and performance that differs materially from the broader equity market.

Concentration Risk. To the extent that the Fund concentrates in an industry, it will be subject to the risk that economic, political, or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if its assets were invested in a wider variety of industries.

●	Machinery Industry Risk. The machinery industry can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in this industry also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

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Developed Markets Risk. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. Many developed market countries have heavy indebtedness, which may lead downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries.

●	Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Index-Linked Strategy Risk. The Fund’s strategy, though not passively replicating an Index, is linked to an Index maintained by the Index Provider that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

Active Management Risk. The Sub-Adviser will actively monitor the Fund’s holdings, and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, while the Fund seeks to achieve returns similar to those of the Index, there may be periods of time where the Fund’s holdings, and therefore its performance, deviate significantly from the holdings and performance of the Index.

Tracking Error Risk. The performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Unrelated Business Risk. Many of the companies in which the Fund will invest have other business lines unrelated to one of the thematic categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the relevant thematic category businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of one or more of the thematic categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate thematic category-related returns from other return sources.

Market Capitalization Risk.

● Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

● Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

● Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

ETF Risks.

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

●	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

IPO Risk. The Fund may purchase securities of companies that are offered in an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have an extensive track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. VistaShares is a recently formed entity and has limited experience with managing an exchange-traded fund, which may limit the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.vistashares.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: VistaShares Advisors LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Investment Adviser

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Investment Sub-Adviser

Adam Patti, Chief Executive Officer of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.vistashares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.